Exhibit 4.1


Interactive Data
14 West Street
New York, NY  10005


January 6, 1997


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181


     Re: Van Kampen American Capital Strategic Ten Trust, United States Portfolio, Series 12 (A Unit Investment Trust) Registered Under the Securities Act of 1933, File No. 333-17647

Gentlemen:

     We  have  examined the Registration Statement for the above  captioned
Fund.

     We hereby consent to the reference in the Prospectus and Registration Statement for the above captioned Fund to Interactive Data Corporation, as the Evaluator, and to the use of the obligations prepared by us which are referred to in such Prospectus and Statement.

     You are authorized to file copies of this letter with the Securities and Exchange Commission.

Very truly yours,


James Perry
Vice President



Interactive Data
14 West Street
New York, NY  10005


January 6, 1997


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181


     Re: Van Kampen American Capital Strategic Five Trust, United States Portfolio, Series 6 (A Unit Investment Trust) Registered Under the Securities Act of 1933, File No. 333-17647

Gentlemen:

     We  have  examined the Registration Statement for the above  captioned
Fund.

     We hereby consent to the reference in the Prospectus and Registration Statement for the above captioned Fund to Interactive Data Corporation, as the Evaluator, and to the use of the obligations prepared by us which are referred to in such Prospectus and Statement.

     You are authorized to file copies of this letter with the Securities and Exchange Commission.

Very truly yours,


James Perry
Vice President

Interactive Data
14 West Street
New York, NY  10005



January 6, 1997


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181


     Re:  Van Kampen American Capital Strategic Ten Trust:
             United Kingdom Portfolio, Series 12
            Hong Kong Portfolio, Series 12
            (A Unit Investment Trust) Registered Under the Securities Act of 1933, File No. 333-17647

Gentlemen:

     We  have  examined the Registration Statement for the above  captioned
Fund.

     We hereby consent to the reference in the Prospectus and Registration Statement for the above captioned Fund to Interactive Data Corporation, as the Evaluator, and to the use of the obligations prepared by us which are referred to in such Prospectus and Statement.

     You are authorized to file copies of this letter with the Securities and Exchange Commission.

Very truly yours,


James Perry
Vice President



Interactive Data
14 West Street
New York, NY  10005


January 6, 1997


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181


     Re:  Van Kampen American Capital Strategic Fifteen Trust:
             Global Portfolio, Series 1
          Van Kampen American Capital Strategic Thirty Trust:
             Global Portfolio, Series 1
             (A Unit Investment Trust) Registered Under the Securities Act of 1933, File No. 333-17647

Gentlemen:

     We  have  examined the Registration Statement for the above  captioned
Fund.

     We hereby consent to the reference in the Prospectus and Registration Statement for the above captioned Fund to Interactive Data Corporation, as the Evaluator, and to the use of the obligations prepared by us which are referred to in such Prospectus and Statement.

     You are authorized to file copies of this letter with the Securities and Exchange Commission.

Very truly yours,


James Perry
Vice President